Exhibit 99.22

Entity 21

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Report and Condensed Financial Statements

For the ten months ended 31 October 2022

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

REPORTS AND CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

C O N T E N T S

1

INDEPENDENT REVIEW REPORT

TO THE BOARD OF DIRECTORS OF

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Introduction

We have reviewed the interim financial information set out on pages 3 to 11 which comprises the condensed statement of financial position of the Company as at 31 October 2022 and the related condensed statement of profit or loss and other comprehensive income, condensed statement of changes in equity and condensed statement of cash flows for the ten-month period then ended, and a summary of significant accounting policies and other explanatory notes. The preparation of a report on interim financial information to be in compliance with the relevant provisions thereof, International Accounting Standard 34 “Interim Financial Reporting” (“IAS 34”) and Hong Kong Accounting Standard 34 “Interim Financial Reporting” (“HKAS 34”) issued by the International Accounting Standards Board (“IASB”) and Hong Kong Institute of Certified Public Accountants (the “HKICPA”) respectively. The directors are responsible for the preparation and presentation of this interim financial information in accordance with IAS/HKAS 34. Our responsibility is to express a conclusion on this interim financial information based on our review and to report our conclusion solely to you, as a body, in accordance with our agreed terms of engagement, and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.

Scope of Review

We conducted our review in accordance with Hong Kong Standard on Review Engagements 2410 “Review of Interim Financial Information Performed by the Independent Auditor of the Entity” issued by the HKICPA. A review of interim financial information consists of making inquires, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Hong Kong Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

2

INDEPENDENT REVIEW REPORT

TO THE BOARD OF DIRECTORS OF

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Conclusion

Based on our review, nothing has come to our attention that causes us to believe that the interim financial information is not prepared, in all material respects, in accordance with IAS/HKAS 34.

/s/ RSM Hong Kong
Certified Public Accountants
29th Floor, Lee Garden Two
28 Yun Ping Road, Causeway Bay
Hong Kong

10 February 2023

3

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

CONDENSED STATEMENT OF PROFIT OR LOSS AND

OTHER COMPREHENSIVE INCOME

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
		Ten months ended 31 October
	Note	2022	2021
		USD	USD

Revenue	3	22,827,130	23,475,244

Freight costs		(20,658,968)	(21,634,480)

Gross profit		2,168,162	1,840,764

Other income	4	65	17,428
Other gains and losses - net exchange gains/(losses)		106,394	(648)
Administrative expenses		(416,898)	(155,396)
Other operating expenses		(105,424)	(98,032)

Profit from operations	5	1,752,299	1,604,116

Finance costs		(16,699)	(33,663)

Profit before taxation		1,735,600	1,570,453

Income tax expense	6	-	-

Profit for the period		1,735,600	1,570,453

Other comprehensive income for the period, net of tax		-	-

Total comprehensive income for the period		1,735,600	1,570,453

4

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

CONDENSED STATEMENT OF FINANCIAL POSITION

AT 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited	Audited
		31 October	31 December
	Note	2022	2021
		USD	USD

Non-current asset

Property and equipment	7	124	187

Current assets

Trade receivables	8	3,013,262	4,718,489
Amounts due from related parties	9	-	41,073
Cash and cash equivalents		389,964	424,856

		3,403,226	5,184,418
Current liabilities

Trade payables	10	1,448,824	1,215,025
Other payables and accrued expenses		328,750	452,361
Bank overdrafts		-	1,406,151

		1,777,574	3,073,537

Net current assets		1,625,652	2,110,881

NET ASSETS		1,625,776	2,111,068

Capital and reserves

Share capital	11	115,385	115,385
Reserves		1,510,391	1,995,683

TOTAL EQUITY		1,625,776	2,111,068

Approved by the Board of Directors on 10 February 2023 and are signed on its behalf by:

Lee Chi Tak, Richard	Lee Man Bun, Patrick

5

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

CONDENSED STATEMENT OF CHANGES IN EQUITY

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
	Note	Share capital	Retained profits	Total
		USD	USD	USD

Balance at 1 January 2021		115,385	617,378	732,763

Total comprehensive income for the period		-	1,570,453	1,570,453

Dividend paid	11(b)	-	(210,765)	(210,765)

Balance at 31 October 2021		115,385	1,977,066	2,092,451

Balance 1 January 2022		115,385	1,995,683	2,111,068

Total comprehensive income for the year		-	1,735,600	1,735,600

Dividends paid	11(b)	-	(2,220,892)	(2,220,892)

Balance at 31 October 2022		115,385	1,510,391	1,625,776

6

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

CONDENSED STATEMENT OF CASH FLOWS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

		Unaudited
		Ten months ended 31 October
	Note	2022	2021
		USD	USD

CASH FLOWS FROM OPERATING ACTIVITIES

Profit before taxation		1,735,600	1,570,453
Adjustments for:
- Finance costs		16,699	33,663
- Interest income	4	(65)	(40)
- Depreciation		63	63

Operating profit before changes in working capital		1,752,297	1,604,139

Decrease/(increase) in trade receivables		1,705,227	(1,163,188)
Decrease/(increase) in amounts due from related parties		41,073	(27,376)
Increase/(decrease) in trade payables		233,799	(57,045)
Decrease in other payables and accrued expenses		(123,611)	(63,168)

Cash generated from operations		3,608,785	293,362

Interest paid		(16,699)	(33,663)

Net cash generated from operating activities		3,592,086	259,699

CASH FLOWS FROM INVESTING ACTIVITIES

Interest received and net cash generated from investing activities	4	65	40

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends paid and net cash used in financing activities	11(b)	(2,220,892)	(197,068)

Net increase in cash and cash equivalents		1,371,259	62,671

Cash and cash equivalents at 1 January		(981,295)	(1,279,781)

Cash and cash equivalents at 31 October		389,964	(1,217,110)

7

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

1.	BASIS OF PREPARATION

These condensed financial statements have been prepared in accordance with International Accounting Standard 34 “Interim Financial Reporting” and Hong Kong Accounting Standard 34 “Interim Financial Reporting” issued by the International Accounting Standards Board (“IASB”) and the Hong Kong Institute of Certified Public Accountants (the “HKICPA”) respectively.

These condensed financial statements should be read in conjunction with the 2021 annual financial statements. The accounting policies (including the significant judgements made by management in applying the Company’s accounting policies and the key sources of estimation uncertainty) and methods of computation used in the preparation of these condensed financial statements are consistent with those used in the annual financial statements for the year ended 31 December 2021.

As Hong Kong dollar (“HKD”) is pegged to United States dollar (“USD”), the management of the Company used the exchange rate of USD1: HKD7.8 for the translation of presentation currency from HKD to USD.

2.	ADOPTION OF NEW AND REVISED INTERNATIONAL / HONG KONG FINANCIAL REPORTING STANDARDS

The accounting policies applied in these condensed financial statements are the same as those applied in the Company’s financial statements as at and for the year ended 31 December 2021. In the current period, the Company has adopted all the new and revised International Financial Reporting Standards and Hong Kong Financial Reporting Standards issued by IASB and the HKICPA respectively that are relevant to its operations and effective for its accounting year beginning on 1 January 2022 but they do not have a material effect on the Company’s financial statements.

A number of new standards and amendments to standards are effective for annual periods beginning after 1 January 2022 and earlier application is permitted. The Company has not early adopted any of the forthcoming new or amended standards in preparing these condensed interim financial statements.

3.	REVENUE

The principal activities of the Company are the provision of air and ocean freight forwarding services in the People’s Republic of China.

Revenue represents gross invoiced freight income and recognised at a point in time for the period.

8

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

4.	OTHER INCOME

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

Bank interest income	65	40
Sundry income	-	17,388

	65	17,428

5.	PROFIT BEFORE TAXATION

Profit before taxation is arrived at after charging:

		Ten months ended 31 October
		2022	2021
		USD	USD
		(Unaudited)	(Unaudited)

(a)	Staff costs (including directors’ remuneration) Salaries and allowances	386,396	130,017

(b)	Other item:
	Depreciation	63	63

6.	INCOME TAX EXPENSE

No provision for Hong Kong Profits Tax or deferred taxation has been made in the financial statement since the Company’s income is derived from overseas sources which is not liable to Hong Kong Profits Tax.

7.	PROPERTY AND EQUIPMENT

No property and equipment was acquired by the Company during the ten months ended 31 October 2022 (2021: USDNil).

9

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

8.	TRADE RECEIVABLES

All trade receivables are expected to be recovered within one year.

Trade receivables represented by:

	31 October	31 December
	2022	2021
	USD	USD
	(Unaudited)	(Audited)

- Third parties	184,365	577,008
- Holding company	-	15
- Fellow subsidiaries	970,706	2,369,557
- Related companies	1,858,191	1,771,909

	3,013,262	4,718,489

9.	AMOUNTS DUE FROM RELATED PARTIES

	31 October	31 December
	2022	2021
	USD	USD
	(Unaudited)	(Audited)

Amount due from related parties
- member	-	29,445
- fellow subsidiary	-	11,628

	-	41,073

The balances with the related parties are in nature of current account, are unsecured, interest-free and have no fixed terms of repayment.

10.	TRADE PAYABLES

Trade payables are expected to be settled within one year.

Trade payables represented by:

	31 October	31 December
	2022	2021
	USD	USD
	(Unaudited)	(Audited)

- Third parties	120,559	477,107
- Holding company	10,082	25,485
- Fellow subsidiaries	1,107,783	454,088
- Related companies	210,400	258,345

	1,448,824	1,215,025

10

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

11.	CAPITAL, RESERVES AND DIVIDENDS

(a)	Share capital

	31 October 2022			31 December 2021
	Number of shares	Amount		Number of shares	Amount
		HKD (Unaudited)			HKD (Audited)

Ordinary share, issued and fully paid	900,000		900,000	900,000		900,000

Equivalent to		USD	115,385		USD	115,385

(b)	Dividends

The directors have declared the following dividends during the period:

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

2021 interim dividend of USD0.2 per ordinary share declared on 5 May 2022	178,689	-
2021 final dividend of USD2.02 per ordinary share declared on 3 August 2022	1,816,995	-
2022 interim dividend of USD0.25 per ordinary share declared on 19 August 2022	225,208	-
2019 final dividend of USD0.15 per ordinary share declared on 7 January 2021	-	134,839
2020 final dividend of USD0.08 per ordinary share declared on 20 April 2021	-	75,926

	2,220,892	210,765

11

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

12.	MATERIAL RELATED PARTY TRANSACTIONS

During the period, the Company entered into the following material related party transactions:

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

Holding Company

Administration and handling fees paid	28,846	28,846
Corporate fee paid	43,363	40,268
Group fee paid	30,987	43,863

Fellow subsidiaries

Freight income received	987,273	1,748,553
Freight charges paid	5,545,257	7,609,341

Related parties

Freight income received	16,989,172	18,315,562
Freight charges paid	11,573,614	10,181,308

Balances with related parties are disclosed in the condensed statement of financial position and in notes 8, 9 and 10 to the condensed financial statements.

Appendix i

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

DETAILED INCOME STATEMENT

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

(For Management Information Only)

13.	APPROVAL OF FINANCIAL STATEMENTS

The interim financial statements were approved and authorised for issue by the Board of Directors on 10 February 2023.

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

Freight income	22,827,130	23,475,244

Freight costs	(20,658,968)	(21,634,480)

Gross profit	2,168,162	1,840,764

Add: Other income

Bank interest income	65	40
Sundry income	-	17,388

	65	17,428

Add: Other gains and losses - net exchange gains/(losses)	106,394	(648)

Less: Expenditure (Appendix ii)
Administrative expenses	416,898	155,396
Other operating expenses	105,424	98,032

	522,322	253,428

Profit from operations	1,752,299	1,604,116

Less: Finance costs (Appendix ii)	16,699	33,663

Profit before taxation	1,735,600	1,570,453

Appendix ii

UNIQUE LOGISTICS INTERNATIONAL (SOUTH CHINA) LIMITED

OVERHEAD EXPENSES

FOR THE TEN MONTHS ENDED 31 OCTOBER 2022

(Expressed in United States dollars)

(For Management Information Only)

	Ten months ended 31 October
	2022	2021
	USD	USD
	(Unaudited)	(Unaudited)

Administrative expenses
Computer expenses	19,564	14,441
Salaries and bonuses	375,357	118,367
Staff welfare	11,039	11,650
Telephone and facsimile	10,938	10,938

	416,898	155,396
Other operating expenses
Administration and handling fees	28,846	28,846
Auditor’s remuneration	12,726	4,885
Bank charges	4,610	6,480
Corporate fee expenses	43,363	36,816
Depreciation	63	63
Entertainment	11,107	15,892
Insurance	3,032	3,455
Legal and professional fees	996	1,175
Printing and stationery	13	-
Repair and maintenance	649	309
Sundries	19	111

	105,424	98,032

	522,322	253,428

Finance cost
Bank loan interest	16,699	33,663